UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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HANSEN NATURAL CORPORATION
(Name of Registrant as Specified In Its Charter)

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1. Proposal to elect seven Directors: Rodney C. Sacks Hilton H. Schlosberg Norman C. Epstein Benjamin M. Polk Sydney Selati Harold C. Taber, Jr. Mark S. Vidergauz 2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. 3. Proposal to approve the Hansen Natural Corporation 2011 Omnibus Incentive Plan. 4. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 5. Proposal to approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers. 6. Stockholder proposal regarding the amendment of our organizational documents to require majority voting for the election of directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4, A VOTE FOR "3 YEARS” IN PROPOSAL 5 AND A VOTE “AGAINST” PROPOSAL 6. NOMINEES: Important Notice of Availability of Proxy Materials for the Shareholder Meeting of HANSEN NATURAL CORPORATION To Be Held On: May 19, 2011 3:00 p.m. Local Time Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at:https://materials.proxyvote.com/411310. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below before 5/5/11 to facilitate timely delivery. TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. To obtain directions to attend the Annual Meeting and vote in person please call 1-800-426-7367. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.